UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 30, 2009

WEINGARTEN REALTY INVESTORS
(Exact name of Registrant as specified in its Charter)

Texas	1-9876	74-1464203
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

2600 Citadel Plaza Drive, Suite 300, Houston, Texas 77008
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (713) 866-6000

Not applicable
(Former name or former address, if changed since last report)

Item 7.01.           Regulation FD Disclosure.

On March 30, 2009, we issued a press release announcing an Annual Analyst/Investor Meeting in Houston, Texas on March 31, 2009, which will include a presentation discussing key operating strategies, current retail market trends, our current new development properties and the Houston, Texas portfolio.  A copy of the press release is attached as Exhibit 99.1 to this report.

The information, including exhibits hereto, in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" with the Securities and Exchange Commission and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01.           Financial Statements and Exhibits.

99.1      Press release dated March 30, 2009, announcing an Annual Analyst/Investor Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 30, 2009

WEINGARTEN REALTY INVESTORS

By: /s/ Joe D. Shafer
Joe D. Shafer
Vice President/Chief Accounting Officer

INDEX TO EXHIBITS

99.1       Press release dated March 30, 2009, announcing an Annual Analyst/Investor Meeting.